EMLCD SUM -SUP-1 073113
Summary Prospectus Supplement dated July 31, 2013
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, R5 and R6 shares of the Fund listed below:
Invesco Emerging Market Local Currency Debt Fund
Effective 1 August, 2013, the following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Jack Deino	Portfolio Manager	2010
Eric Lindenbaum	Portfolio Manager	2010”
EMLCD SUM SUP-1 073113